UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2010

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 249-4100

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On November 12, 2008, we commenced legal action against our former customers Commerce Planet, Inc. and Consumer Loyalty Group, Inc., in the 285th Judicial District Court of Bexar County, Texas. We alleged that they breached the terms of our services agreement with them and sought to recover economic damages and attorneys' fees. On January 22, 2009, the Court entered a Default Judgment awarding us actual damages in the amount of $140,472 and attorney’s fees in the amount of $4,000. We were also awarded all costs of Court and pre-judgment and post-judgment interest as provided by law. On or about January 1, 2009, Commerce Planet entered into an Asset Purchase Agreement with Morlex, Inc. Pursuant to this agreement, Commerce Planet’s liabilities were assigned to and/or assumed by Morlex, including the debt owed to us. On May 27, 2009, we commenced legal action against Morlex, Inc., in the 285th Judicial District Court of Bexar County, Texas. On September 2, 2009, the Court entered a Default Judgment awarding us actual damages in the amount of $140,472 and attorney’s fees in the amount of $7,500. We were also awarded all costs of Court and pre-judgment and post-judgment interest as provided by law.

On March 2, 2010, we entered into a settlement agreement with Commerce Planet, Inc. Under the terms of the settlement, Commerce Planet agreed to pay us $75,000 and issue 5,000,000 shares of free trading Commerce Planet common stock to us on or before April 2, 2010. Additionally, both parties released all claims against each other. On March 2, 2010, we received payment of $75,000 from Commerce Planet in accordance with the terms of the settlement. We do not expect to incur any additional expenses associated with this matter.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking  statements.  You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.
(Registrant)
Date March 8, 2010

/s/ Michael R. Long
(Signature)
Michael R. Long
Chief Executive Officer and Chief Financial Officer